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                                                                    EXHIBIT 99.2
                                                                    ------------
SLIDE 1

     SECURITY FIRST TECHNOLOGIES

                First Quarter Teleconference

                  James S. (Chip) Mahan, III, CEO
                  Daniel H. Drechsel, President & COO
                  Robert F. Stockwell, CFO
                  Charles W. Ogilve, General Manager Americas
                  Robert C. Zwerneman, VP Investor Relations

                  May 2, 2000

                                                                       [S1 LOGO]

SLIDE 2

                            FORWARD LOOKING STATEMENT
                            -------------------------
The statements contained in this presentation that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include, but are in no way limited to:

 [MAILBOX GRAPHIC] the possibility that the anticipated benefits from our recent acquisition transactions will not be fully realized;

 [MAILBOX GRAPHIC] the possibility that costs or difficulties related to our integration of recent acquisitions will be greater than expected;

 [MAILBOX GRAPHIC] our dependence on the timely development, introduction and customs acceptance of new internet services;

 [MAILBOX GRAPHIC] rapidly changing technology and shifting demand requirements and internet usage patterns;

 [MAILBOX GRAPHIC] other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled conditions in the internet and other high-technology industries and the ability to attract and retain key personnel; and

 [MAILBOX GRAPHIC] other risk factors as may be detailed from time to time in our public announcements and filings with the SEC, including the Company's annual report on Form 10-K for the year ended December 31, 1999.

In addition, nothing in the presentation should be viewed as an update or comment on earlier forward looking statements provided by S1 Corporation. As noted above, because actual results, performance or developments may differ materially from forward-looking statements, S1 will not update such statements over the course of future periods.

For questions related to this information, contact Bob Zwerneman, V.P. Investor Relations at (404) 812-6225.

Please contact Sandy Mitchelson at (404) 812-6426 to obtain a copy of the Annual Report on Form 10-K.

                                                                       [S1 LOGO]

SLIDE 3

                                     AGENDA
                                    -------
 -     First Quarter Financial Review

 -     Milestones
                  -    Customer
                  -    Sales/Marketing
                  -    Product
                  -    Organizational

 -    Highlights/Summary

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SLIDE 4

                       QUARTERLY YEAR OVER YEAR COMPARISON
                      ------------------------------------

 -    Total revenues up 320%

 -    Software licenses up 364%

 -    Services revenues up 345%

 -    Data Center revenues up 127%

 -    Gross margin up 271%

 -    Total operating expenses up 411%

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SLIDE 5

                             FINANCIAL RESULTS 1Q00
                         ------------------------------
                         (in $000s, except where noted)

                                                      ACTUAL         CONSENSUS           VARIANCE
                                                     -------        -----------         ----------

 REVENUE                                             $50,369         $50,205             $162
 DIRECT COST                                          32,351          28,484              3,886
                                                     -------          -------           --------
            GROSS MARGIN                             $18,018         $21,721            $(3,724)
 SALES & MARKETING                                    11,406          11,321               173
 PRODUCT DEVELOPMENT                                  14,992          13,821              1,136
 G&A                                                   9,351           7,349              2,002
                                                      -------          -------           --------
            EBITDA BEFORE INTEGRATION COST          $(17,731)         $(10,769)          $(7,036)
 DEPRECIATION                                        (3,404)          (2,861)            (543)
 GOODWILL AND OTHER NON-CASH CHARGES                 (82,852)         (91,133)           8,281
 INTEGRATION CHARGES                                 (6,814)          (6,275)            (539)
 INTEREST INCOME/OTHER                               35,593             511              35,082
                                                    -------          -------           --------
 NET LOSS BEFORE DISC.OPS.                         $(75,208)        $(110,527)          $35,246
 DISCONTINUED OPERATIONS                                0             (700)              700
                                                    -------          -------           --------
 NET LOSS                                          $(75,208)        $(111,227)          $35,946
                                                    -------          -------           --------
 GROSS MARGIN PERCENT                                 36%               43%               (7%)
                                                    -------          -------           --------
 EPS-EBITDA ($/share)                                (.35)            (0.22)            $(0.13)
 EPS ($/share)                                      (1.49)            (2.27)              .78

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SLIDE 6

                            GROSS MARGIN PERCENTAGES
                            ------------------------

                                    Q1 99            Q2 99             Q3 99            Q4 99            Q1 00
                         ---------------------------------------------------------------------------------------
Software Licenses                   94%              96%               96%               97%              86%
Professional Licenses               36%              41%               43%               29%              25%
Data Center                         (9%)             1%                (4%)             2%                4%
Other                               19%              15%               22%              1%                9%
                         ---------------------------------------------------------------------------------------

Total                               40%              43%               39%              46%               36%


                                                                       [S1 Logo]

SLIDE 7

                       S1 DATA CENTER END USERS, ACCOUNTS
                       -----------------------------------


                                6/30/99    9/30/99      12/31/99         3/31/00
                               ---------------------------------------------------
Data center end users           114,500    163,000      226,000          412,000 (see ftnt)
Pct. chg. from prior qtr.       14%        42%          39%              82%

Accounts                        181,000    254,000      347,000          570,000
Pct. chg. from prior qtr.       12%        40%          37%              64%


Footnote: Includes the effect of transitioning approximately 100,000 end-users into S1's Data Center at the end of March from a customer's facility. This increase is part of an arrangement with a customer which includes a combined billing for professional services and Data Center fees.

                                                                      [S1 Logo]

SLIDE 8

                       GRAPH OF TOTAL END USERS, ACCOUNTS
                       ----------------------------------

                         Q1 99            Q2 99             Q3 99             Q4 99           Q1 00
                       --------------------------------------------------------------------------------
END USERS                100,000          110,000           160,000           220,000        405,000
(approximately)

ACCOUNTS                 160,000          170,000           250,000           350,000        550,000
(approximately)

    Slide 8 is a graph titled "Data Center End Users, Accounts." The graph compares the growth of end users and accounts in the four recent quarters beginning in Q199 and ending in Q100. During the fourth quarter, "accounts" increased over 64% while "end users" increased over 82% during the same period.

    There is a footnote that accompanies both statistics: "Includes the effect of transitioning approximately 100,000 end-users into S1's Data Center at the end of March from a customer's facility. This increase is part of an arrangement with a customer which includes a combined billing for professional services and Data Center fees."

                                                                     [S1 Logo]

SLIDE 9

                             S1 END USERS, ACCOUNTS
                            ------------------------


                              6/30/99       9/30/99      12/31/99         3/31/99
                            ------------------------------------------------------------
Data Center End Users         114,500       163,000      226,000          412,000(ftnt 1)
Pct. Chg. from prior qtr.     14%           42%          39%              82%
Worldwide S1 End Users        314,500       443,500      (NA)             2,900,000(ftnt 2)

Vertical One End Users        0             1,450        16,300           101,200


Footnote 1 reads as follows: "Includes the effect of transitioning approximately
    100,000 end-users into S1's Data Center at the end of March from a customer's facility."

Footnote 2:"Approximate based on customer billing records, reported figures from channel partners, and information provided by various customers"

                                                                      [S1 Logo]

SLIDE 10

                               CUSTOMER MILESTONES
                               -------------------

-     23 new clients in production in Q1

-     90 customer projects currently underway

      -     73 implementation projects for 25 institutions

      -     17 projects in the Data Center

- 2.9 million end users worldwide at end at March 31, 2000 (excluding VerticalOne and Edify IVR)

-     Consumer Suite 5.1 in production with first customer

-     Latest version of Auto Rate Quote in production

                                                                      [S1 Logo]

SLIDE 11

                           SALES/MARKETING MILESTONES
                          ----------------------------

-     $46.6 million in new orders booked in Q100

               -      100 new banking orders received globally

               -       Edify

                           *Installing first WAP application at ANZ

                           *Received first orders in China and Japan
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-     Andersen Consulting Partnership continues strong

             -    30% increase in number skilled consultants

             -    AC/S1 partnership launches first Asian Pacific online bank

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SLIDE 12

                               PRODUCT MILESTONES
                              -------------------

-     Consumer Suite 5.1 certified and generally available

                 *  Banking

                 *  Investment

                 *  Relationship Management

-     VerticalOne Personal Account Aggregation 2.0 released

-     Internet and Voice e-Commerce solutions using WAP technology available

-     Strategic Development Partnerships Established

                 *  OFX Server

                 *  DotsConnect-online customer self-service

-     Architectural Integration Framework project in place

                                                                       [S1Logo]

SLIDE 13

                            ORGANIZATIONAL MILESTONES
                           --------------------------

-      Deploy data center strategy worldwide

                 * APAC Data Center live with customers

                 * EMEA Data Center on target

-     Completed first phase of common worldwide support applications

                 * Vantive Support System Live
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                 * Time tracking rolled out to all domestic S1 locations

                 * Financial reporting domestic consolidation

-     Continue consolidation plans

                  * Signed lease on new headquarters building in Atlanta

                  * Consolidated Brussels office / Re-vamped London office

-     Implementing consistent Human Resources practices

                  * Standarized job grades/titles and performance plans
                    worldwide
                  * Implemented merit increases and manager bonus plan
                    worldwide

                                                                       [S1 Logo]

SLIDE 14

                                   HIGHLIGHTS
                                 -------------
VISION

-     Financial Footprint Extended
                  *  Community Banking - Q Up Systems
                  *  Brokerage - Davidge Data Systems
                  *  Expand S1's e-finance product offering to marketplace

EXECUTION

-     Corporate Suite and Consumer Suite 5.1 released
-     Vertical One's Media Destination gaining momentum
                  * CNBC.com, OnMoney.com, WFN - Financial Network for Women, i-Village

OPPORTUNITY

-     IBM Strategic Partnership announced
                  *  Global Practice to be established
                  *  Corporate Suite Joint Sales and Marketing Agreement
                  *  Developing plans to extend to other products

                                                                      [S1 Logo]

SLIDE 15

"Thank you for your time."

"For more information: http://www.s1.com
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                                                                      [S1 Logo]